	Household Home Equity Loan Trust 1999-1

	Distribution Number	51
	Beginning Date of Accrual Period	01/01/04
	End Date of Accrual Period	01/31/04
	Distribution Date	02/20/04
	Previous Distribution Date	01/20/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	5,629,712.23
	Available Distribution Amount	5,573,594.34
	Principal Collections	4,539,986.07
	Interest Collections (net of servicing fee)	1,033,608.27
	Collections of Interest (net of servicing fee and principal recoveries)	1,033,567.23
	Principal recovery	41.04
	Distribution of Interest Collections
	Servicing Fee	56,117.89
	Extra Principal Distribution Amount	-
	Interest Paid	686,759.48
	To Class R	346,848.79

	Distribution of Principal Collections
	Principal Paid to Certificates	3,940,605.99
	Overcollateralization Release Amount	599,380.08

	Pool Balance
	Begin Principal Balance	134,682,929.97
	Adjustments	0.00
	Principal Collections (including repurchases)	(4,539,986.07)
	Charge-offs	(324,959.59)
	End Principal Balance	129,817,984.31

	Collateral Performance
	Cash Yield (% of beginning balance)	9.71%
	Charge off Rate (net of principal recoveries; % of beginning balance)	2.89%
	Net Yield	6.81%
	Realized Losses during the collection period	324,918.55

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	6,016,953.44
	30-59 days number of loans	98
	60-89 days principal balance of loan	1,108,842.19
	60-89 days number of loans	19
	90+ days number of loans	92
	90+ days principal balance of loan	5,757,696.88

	Number of loans that went into REO during the collection period	7
	Principal balance of loans that went into REO during the collection period	555,211.02
	Principal balance of REO as of the end of the collection period	2,056,585.54

	Overcollateralization Reconcilliation
	Begin OC Amount	25,589,756.69
	Target OC Amount	24,665,417.02
	OC Deficiency	-
	OC Release Amount	599,380.08
	Charge-offs	324,959.59
	End OC Amount	24,665,417.02
	Monthly Excess Cash Flow	346,848.79

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	2,280
	Number of Home Equity Loans outstanding (Ending of Collection Period)	2,218

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.2101412
	Principal Distribution Amount	3,940,605.99
	Principal Collections	4,539,986.07
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	599,380.08

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	27.349404
	2. Principal Distribution per $1,000	24.541797
	3. Interest Distribution per $1,000	2.807607

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	42,055,701.57
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	252,684.67
	6. Class A-3 Interest Paid	252,684.67
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	42,055,701.57
	2. Class A-3 Principal Due	2,208,761.69
	3. Class A-3 Principal Paid	2,208,761.69
	4. Class A-3 Principal Balance, EOP	39,846,939.88

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.378944052
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.306944682

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	18.006245
	2. Principal Distribution per $1,000	13.146723
	3. Interest Distribution per $1,000	4.859522

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	34,713,568.51
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	208,570.69
	6. Class A-4 Interest Paid	208,570.69
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	34,713,568.51
	2. Class A-4 Principal Due	564,257.33
	3. Class A-4 Principal Paid	564,257.33
	4. Class A-4 Principal Balance, EOP	34,149,311.18

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.324759652
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.263055318

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	18.580350
	2. Principal Distribution per $1,000	15.737518
	3. Interest Distribution per $1,000	2.842833

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	15,488,536.95
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	101,062.70
	6. Class M-1 Interest Paid	101,062.70
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	15,488,536.95
	2. Class M-1 Principal Due	559,468.76
	3. Class M-1 Principal Paid	559,468.76
	4. Class M-1 Principal Balance, EOP	14,929,068.19

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	22.252723
	2. Principal Distribution per $1,000	18.472607
	3. Interest Distribution per $1,000	3.780116

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	16,835,366.25
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	124,441.42
	6. Class M-2 Interest Paid	124,441.42
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	16,835,366.25
	2. Class M-2 Principal Due	608,118.21
	3. Class M-2 Principal Paid	608,118.21
	4. Class M-2 Principal Balance, EOP	16,227,248.04

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of Household Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	Bank One, National Association as Trustee, does hereby certify with respect to the
	information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on February 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 17th day of February, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer